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                                                               EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-75521 of Mercantile Bank Corporation on Form S-8 of our report dated April 17, 2002, included in this Annual Report on Form 11-K of Mercantile Bank of West Michigan 401(k) Plan for the year ended December 31, 2001.





                                        Crowe, Chizek and Company LLP

Grand Rapids, Michigan
June 19, 2002